UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________

FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other Jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1420 N. McDowell Blvd
Petaluma, CA                            94954
     (Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (707) 774-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of Enphase Energy, Inc. (“Company”) was held on May 18, 2017 (“Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (“Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 20, 2017, the record date for the Annual Meeting, 84,276,432 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 65,500,885 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:
Benjamin Kortlang and Richard S. Mora were elected as directors to hold office until the 2020 Annual Meeting of Stockholders by the following votes:

Nominee:	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Kortlang	39,124,713	1,879,827	24,496,345
Richard S. Mora	39,949,678	1,054,862	24,496,345

In addition to the directors elected above, Steven J. Gomo, Paul B. Nahi, Thurman John Rodgers and John H. Weber continue to serve as directors after the Annual Meeting.

Proposal 2:
An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 125,000,000 was approved by the following vote:

Votes For	Votes Against	Abstentions
59,223,722	4,651,714	1,625,449

Proposal 3:
An amendment to the Company’s 2011 Employee Stock Purchase Plan (“ESPP”) to increase the aggregate number of shares of common stock authorized for issuance thereunder by 400,000 and increase the maximum number of shares by which the authorized shares of Common Stock under the ESPP may be increased annually under the evergreen provisions of the ESPP was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,611,002	2,298,556	94,982	24,496,345

Proposal 4:
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the following vote:

Votes For	Votes Against	Abstentions
63,270,174	860,409	1,370,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2017	ENPHASE ENERGY, INC.
		By:	/s/ Humberto Garcia
Humberto Garcia
Vice President and Chief Financial Officer